Exhibit 10.5

AMENDMENT NO. 5 TO MASTER REPURCHASE AGREEMENT

THIS AMENDMENT NO. 5 TO MASTER REPURCHASE AGREEMENT (this “Amendment”), made as of the 14th day of February, 2007 by CAPITAL TRUST, INC., a Maryland corporation, CT RE CDO 2004-1 SUB, LLC, a Delaware limited liability company, and CT RE CDO 2005-1 SUB, LLC, a Delaware limited liability company (collectively, “Seller”), and MORGAN STANLEY BANK, a Utah industrial bank (“Buyer”).

WITNESSETH:

WHEREAS, Seller and Buyer previously entered into that Master Repurchase Agreement dated as of July 29, 2005, as amended by that certain Amendment No. 1 to Master Repurchase Agreement dated as of November 4, 2005, as amended by that certain Amendment No. 2 to Master Repurchase Agreement dated as of November 16, 2005, as amended by that certain Amendment No. 3 to Master Repurchase Agreement dated as of April 6, 2006, as amended by that certain Amendment No. 4 to Master Repurchase Agreement dated as of April 26, 2006, and as amended by that certain letter from Seller dated June 23, 2006 (as amended, the “Master Repurchase Agreement”); and

WHEREAS, the parties to the Master Repurchase Agreement wish to modify certain terms and provisions thereof:

NOW, THEREFORE, the parties hereto agree as follows:

1.     Amendments to Master Repurchase Agreement.  The Master Repurchase Agreement is hereby amended as follows:

(a)           The definition of “Maximum Purchase Amount” in Section 2.01 is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Maximum Purchase Amount” shall mean Three Hundred Million Dollars ($300,000,000).

(b)           The definition of “Eurodollar Rate Spread” in Section 2.01 is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Eurodollar Rate Spread” means, with respect to each Transaction Asset, the applicable Eurodollar Rate Spread set forth below opposite such Purchase Rate for the applicable Transaction Asset type, or such other Eurodollar Rate Spread as may be mutually agreed to by Seller and Buyer; provided, however, that if the “first dollar” and “last dollar” of the Indebtedness represented by such Transaction Asset would dictate different Eurodollar Rate Spreads (any such Transaction Asset shall, for purposes of this Amendment, be referred to as a “Blended Rate Asset”), then the Eurodollar Rate Spread for such a Blended Rate Asset shall be the weighted average of the Eurodollar Rate Spreads attributable to each dollar of such Blended Rate Asset, as determined in the sole good faith of Buyer.

Transaction Asset Type	Purchase Rate	Eurodollar Rate Spread (expressed as percentage points per annum and as basis points)
Whole Loans	TBD by MS on a case by case basis	TBD by MS on a case by case basis	TBD by MS on a case by case basis
B Notes, Preferred Equity Interests and Mezzanine Loans and participation interests in any of the foregoing*
(greater than 50%, up to 55% LTV)	[****]	[****]	[****]
(greater than 55%, up to 60% LTV)	[****]	[****]	[****]
(greater than 60%, up to 70% LTV)	[****]	[****]	[****]
(greater than 70%, up to 75% LTV)	[****]	[****]	[****]
(greater than 75%, up to 80% LTV)	[****]	[****]	[****]
(greater than 80%, up to 85% LTV)	[****]	[****]	[****]
(greater than 85%, up to 90% LTV)	[****]	[****]	[****]

CMBS
Rating:
BBB	[****]	[****]	[****]
BBB-	[****]	[****]	[****]
BB+	[****]	[****]	[****]
BB	[****]	[****]	[****]
BB-	[****]	[****]	[****]
B+	[****]	[****]	[****]
B	[****]	[****]	[****]
B-	[****]	[****]	[****]
Unrated	[****]	[****]	[****]
Class F Notes	[****]	[****]	[****]
Class G Notes	[****]	[****]	[****]
Class H Notes	[****]	[****]	[****]
Other CDO Notes	[****]	[****]	[****]

*                 B Notes, Preferred Equity Interests and Mezzanine Loans and participations in any of the foregoing, in each case relating to hotel and other hospitality properties shall have a maximum LTV as determined by the Buyer in its sole discretion.

(c)           The definition of “Purchase Rate” in Section 2.01 is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Purchase Rate” means, for any Eligible Transaction Asset, the ratio, expressed as a percentage, set forth opposite the collateral type in the chart provided in the definition of Eurodollar Rate Spread or as otherwise defined or limited herein; provided, however, that if the “first dollar” and “last dollar” of the Indebtedness represented by such Blended Rate Asset would permit different Purchase Rates, then the Purchase Rate for such Blended Rate Asset shall be the weighted average of the Purchase Rates attributable to each dollar of such Blended Rate Asset, as determined in the sole good faith of Buyer.  Exhibit A attached hereto illustrates a hypothetical example of the application of the foregoing calculations.  Such example is for illustration purposes only and does not purport to describe every circumstance in which the foregoing might be applied.

(d)           The definition of “Maximum Purchase Rate” in Section 2.01 is hereby deleted in its entirety and the following is inserted in lieu thereof:

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

“Maximum Purchase Rate” shall mean, as to Eligible Transaction Asset, the maximum Purchase Rate that shall be determined by Buyer in Buyer’s sole and absolute discretion; provided that, with respect to the specific categories of Eligible Transaction Assets referred to in the definition of Eurodollar Rate Spread, the Maximum Purchase Rate shall not exceed the respective Purchase Rates set forth in such definition or the weighted average thereof with respect to a Blended Rate Asset, as determined in the sole good faith of Buyer.

(e)           The definition of “Preliminary Due Diligence Package” in Section 2.01 is hereby amended by adding the following thereto:

“(xvi)      requested Purchase Rate (which shall not exceed the Maximum Purchase Rate).”

(f)            Section 12.20 is hereby amended by adding the following sentence at the conclusion thereof:

“Buyer and Seller agree that in connection with the increase of the Maximum Purchase Amount by One Hundred Million and 00/100 Dollars ($100,000,000.00) as of the date hereof pursuant to this Amendment, Seller shall pay to Buyer a Structuring Fee (the “Increased Structuring Fee”) in the amount of [****].”

(g)           The form of Confirmation attached as Exhibit A to the Master Repurchase Agreement is hereby deleted and the form attached hereto as Exhibit B substituted in lieu thereof.

2.     Representations and Warranties.  Seller hereby makes to Buyer the representations and warranties set forth in Section 7 of the Master Repurchase Agreement, as amended hereby.

3.     Binding Effect; No Partnership; Counterparts.  The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.  For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

4.     Further Agreements.   Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

5.     Governing Law.  This Amendment shall be governed by the laws of the State of New York.

6.     Continuing Effect.  Except as modified by this Amendment, all terms of the Master Repurchase Agreement shall remain in full force and effect.

7.     Conditions Precedent.

It is a condition precedent to the effectiveness of this Amendment that each of the following shall have occurred:

(a)   each party hereto shall have executed and delivered this Amendment;

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

(b)   Buyer shall have received from Seller an officer’s certificate dated the date hereof in the form required under Section 6.02(b) of the Master Repurchase Agreement;

(c)   Buyer shall have received the Increased Structuring Fee from Seller; and

(d)   Buyer shall have received a legal opinion from counsel to Seller dated the date hereof as to the enforceability of this Amendment and as to Seller’s authority to execute, deliver and perform its obligations under the Master Repurchase Agreement as amended hereby.  Such opinion shall be addressed to Buyer and its successors and assigns, and shall be in a form and substance reasonably satisfactory to Buyer.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER:

CAPITAL TRUST, INC.,
as a Seller

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

CT RE CDO 2004-1 SUB, LLC,
as a Seller

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

CT RE CDO 2005-1 SUB, LLC,
as a Seller

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

BUYER:

MORGAN STANLEY BANK,

a Utah industrial bank

By:	/s/Deborah Goodman
Name: Deborah Goodman
Title: Vice President